EXHIBIT 10.4

STOCK PURCHASE AGREEMENT

This Stock Purchase Agreement (“Agreement”) is effective as of April 28, 2021, by and among, Austen Lambrecht (the “Purchaser”) and 1606 Corp. (the “Seller”).

AGREEMENT

It is agreed as follows:

1. PURCHASE AND SALE OF SHARES.

1.1 Sale and Purchase of Securities. In reliance upon the representations and warranties contained herein and subject to the terms and conditions set forth herein, the Seller shall sell to the Purchaser 50,000 shares of Common Stock of 1606 Corp. (the “Company”) with standard restrictive legend (the “Shares”) in exchange for $25,000.

2. THE CLOSING.

2.1 Date and Time. Subject to all of the terms and conditions set forth in this Agreement being satisfied, the closing of the sale of Shares contemplated by this Agreement (the “Closing”) shall take place at a mutually agreeable location. At the Closing, the Seller will deliver to the Purchaser the certificates representing the Shares purchased by the Purchaser in the name of the Purchaser. The Seller agrees to execute such documentation as is required in order to facilitate the Closing.

3. REPRESENTATIONS AND WARRANTIES OF THE SELLER.

The Seller hereby represents, warrants, and covenants with the Purchaser as follows:

3.1 Legal Power. The Seller has the requisite power to enter into this Agreement, to sell the Shares hereunder, and to carry out and perform his obligations under the terms of this Agreement.

3.2 Valid Issuance of Shares. The Shares that are being sold to the Purchaser hereunder are duly and validly issued, fully paid and nonassessable and free of restrictions on transfer, other than restrictions on transfer under this Agreement and under applicable federal and state securities laws, and will be free of all other liens and adverse claims.

3.3 Ownership. The Seller is the legal, beneficial and registered owner of the Shares, free and clear of any liens, security interests, charges or other encumbrances of any nature whatsoever. The Shares are validly issued, fully paid and non-assessable.

4. REPRESENTATIONS AND WARRANTIES OF THE PURCHASER.

The Purchaser hereby represents, warrants, and covenants with the Seller as follows:

4.1 Legal Power. The Purchaser has the requisite power to enter into this Agreement, to purchase the Shares hereunder, and to carry out and perform his obligations under the terms of this Agreement.

4.2 Due Execution. This Agreement has been duly executed and delivered by Purchaser, and, upon due execution and delivery by the Seller, this Agreement will be a valid and binding agreement of the Purchaser.

4.3 Receipt of Restricted Securities. The Purchaser has been advised that the Shares have not been registered under the Securities Act or any other applicable securities laws and that the Shares are being offered and sold pursuant to Section 4(2) of the Securities Act.

4.3.1 The Purchaser acknowledges that the Shares have not been registered under the Securities Act or the securities laws of any state and are being offered, and will be sold, pursuant to applicable exemptions from such registration for nonpublic offerings and will be sold as “restricted securities” as defined by Rule 144 promulgated pursuant to the Securities Act. The Shares may not be resold in the absence of an effective registration thereof under the Securities Act and applicable state securities laws unless, in the opinion of the Company’s counsel, an applicable exemption from registration is available.

4.3.2 The Purchaser is acquiring the Shares for its own account, for investment purposes only and not with a view to, or for sale in connection with, a distribution, as that term is used in Section 2(11) of the Securities Act, in a manner which would require registration under the Securities Act or any state securities laws.

4.3.3 The Purchaser understands and acknowledges that the Shares will bear the following (or similar) legend:

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR TRANSFERRED FOR VALUE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION THEREOF UNDER THE SECURITIES ACT OF 1933 AND/OR THE SECURITIES ACT OF ANY STATE HAVING JURISDICTION OR AN OPINION OF COUNSEL ACCEPTABLE TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR ACTS.

4.3.4 The Purchaser acknowledges that an investment in the Shares is not liquid and is transferable only under limited conditions. The Purchaser acknowledges that such securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. The Purchaser is aware of the provisions of Rule 144 promulgated under the Securities Act, which permits limited resale of securities purchased in a private placement subject to the satisfaction of certain conditions and that such Rule is not now available and, in the future, may not become available for resale of the Shares.

4.4 Purchaser Sophistication and Ability to Bear Risk of Loss. The Purchaser acknowledges that he is able to protect his interests in connection with the acquisition of the Shares and can bear the economic risk of investment in such securities without producing a material adverse change in the Purchaser’s financial condition. The Purchaser otherwise has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Shares.

5. MISCELLANEOUS.

5.1 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto.

5.2 Entire Agreement. This Agreement and the Exhibits hereto and thereto, and the other documents delivered pursuant hereto and thereto, constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof and no party shall be liable or bound to any other party in any manner by any representations, warranties, covenants, or agreements except as specifically set forth herein or therein. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto and their respective successors and assigns, any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided herein.

5.3 Severability. In case any provision of this Agreement shall be invalid, illegal, or unenforceable, it shall to the extent practicable, be modified so as to make it valid, legal and enforceable and to retain as nearly as practicable the intent of the parties, and the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

5.4 Amendment and Waiver. Except as otherwise provided herein, any term of this Agreement may be amended, and the observance of any term of this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively, and either for a specified period of time or indefinitely), with the written consent of the Seller and the Purchaser. Any amendment or waiver effected in accordance with this Section shall be binding upon each future holder of any security purchased under this Agreement (including securities into which such securities have been converted) and the Company.

5.5 Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be effective when delivered personally, or sent by telex or telecopier (with receipt confirmed), provided that a copy is mailed by registered mail, return receipt requested, or when received by the addressee, if sent by Express Mail, Federal Express or other express delivery service (receipt requested).

5.6 Faxes and Counterparts. This Agreement may be executed in one or more counterparts. Delivery of an executed counterpart of the Agreement or any exhibit attached hereto by facsimile transmission shall be equally as effective as delivery of an executed hard copy of the same.

5.7 Titles and Subtitles. The titles of the paragraphs and subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.

SELLER: 1606 Corp.

By:
Gregory Lambrecht, CEO & Chairman

PURCHASER:

Austen Lambrecht

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